[LOGO] RECOVERY ENGINEERING, INC.
                                                            SEE REVERSE SIDE
                                                         FOR CERTAIN DEFINITIONS

                                                        COMMON CUSIP 756269 10 6

              INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

THIS CERTIFIES THAT





IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE,
OF
------------------------- RECOVERY ENGINEERING, INC. ---------------------------

                                     COMMON

TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTRAR.

     WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:

/s/ Eric O. Madson            [CORPORATE SEAL]            /s/ Brian F. Sullivan
  SECRETARY              RECOVERY ENGINEERING, INC.      CHIEF EXECUTIVE OFFICER
                                 MINNESOTA

Countersigned and Registered:
   NORWEST BANK  MINNESOTA, N.A.

     Transfer Agent and Registrar

        By
                                  Authorized Signature

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS (THE "RIGHTS") AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN RECOVERY ENGINEERING, INC. AND NORWEST BANK MINNESOTA, N.A., AS RIGHTS AGENT, DATED AS OF JANUARY 30, 1996 AS THE SAME MAY BE AMENDED FROM TIME TO TIME (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF RECOVERY ENGINEERING, INC. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. RECOVERY ENGINEERING, INC. WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

THE ARTICLES OF INCORPORATION OF THE CORPORATION AUTHORIZE THE BOARD OF DIRECTORS TO ISSUE SHARES OF PREFERRED STOCK OF THE CORPORATION IN ONE OR MORE SERIES. THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH SUCH SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THEY HAVE BEEN DETERMINED, AND THE AUTHORITY OF THE BOARD TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES.

--------------------------------------------------------------------------------
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UTMA - ___________Custodian___________
                                                    (Cust)            (Minor)
TEN ENT - as tenants by entireties              under Uniform Transfer to Minors
                                                  Act___________________________
JT TEN - as joint tenants with right                           (State)
         of survivorship and not as
         tenants in common

     Additional abbreviations may also be used though not in the above list.

--------------------------------------------------------------------------------
FOR VALUE RECEIVED______HEREBY SELL, ASSIGN AND TRANSFER UNTO

  PLEASE INSERT SOCIAL SECURITY NUMBER OR
   OTHER IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
________________________________________________________________________ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED                                ___________________________________________
                                     ___________________________________________
                                          NOTICE: THE SIGNATURE TO THIS
                                          ASSIGNMENT MUST CORRESPOND WITH THE
                                          NAME AS WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATEVER.






SIGNATURE GUARANTEED